UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 19, 2023

FIRST FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number: 0-16759

Indiana	35-1546989
(State or other jurisdiction	(I.R.S. Employer
incorporation or organization)	Identification No.)

One First Financial Plaza, Terre Haute, IN	47807
(Address of principal executive office)	(Zip Code)

(812) 238-6000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.125 per share	THFF	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Form 8-K/A is being filed as an amendment (“Amendment No.1”) to the Current Report on Form 8-K filed by First Financial Corporation (the “Corporation”) with the Securities and Exchange Commission on April 20, 2023 (the “Original Filing”). The sole purpose of this Amendment No.1 is to amend Item 5.07 of the Original Filing to disclose the Corporation’s decision regarding how often it will conduct a shareholder advisory vote on the compensation of its named executive officers. No other changes have been made to the Original Filing.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The final voting results relating to the matters voted on at the 2023 annual meeting of shareholders are set forth below.

1.The five persons nominated to serve as directors of the Corporation received the following number of votes and were elected as directors to serve three-year terms expiring at the annual meeting of shareholders in 2026:

NAME FORWITHHELD

Mark J. Blade8,719,192 509,323

Gregory L. Gibson7,732,7751,495,740

Norman D. Lowery8,300,804 927,711

Paul J. Pierson8,493,275 735,240

Richard J. Shagley7,681,7971,546,718

There were a total of 1,289,241 broker non-votes with respect to the director election proposal.

2.The shareholders approved through a non-binding advisory vote the 2022 compensation of the Corporation’s named executive officers as described in the Corporation’s proxy statement as follows:

Broker

FORAGAINSTABSTAINNon-Votes

8,643,771 553,656 31,0881,289,241

3.The shareholders approved through a non-binding advisory vote the frequency of the shareholder vote to approve the compensation of the Corporation’s named executive officers as described in the Corporation’s proxy statement as follows:

1 YEAR2 YEARS3 YEARSABSTAIN

8,532,453 25,751 637,158 33,153

After considering these voting results and other factors, the Corporation’s Board of Directors, at its May 16, 2023 meeting, decided that the Corporation will hold an advisory vote on the compensation of our named executive officers every year until the next vote on frequency, which will be no later than the Corporation’s Annual Meeting of Shareholders in 2029.

4.The shareholders ratified the appointment of Crowe LLP as the independent registered public accounting firm for the Corporation for the year ending December 31, 2023, as follows:

Broker

FORAGAINSTABSTAINNon-Votes

10,306,957 199,014 11,785 -0-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Financial Corporation

Dated May 16, 2023
/s/ Rodger A. McHargue
Rodger A. McHargue
Secretary/Treasurer and Chief Financial Officer